EXHIBIT 10.2
Agreement For Use And Disposal Of Patent

Party A: Nianfu Huo

Party B: Winner Medical & Textile Ltd. Zhuhai

Party A and Party B unanimously confirm as follows:

1.	Party A confirms that the patent numbered ZL01256074.X (the “Patent”) held by him is a service invention obtained during his employment service for Party B.

2.	Party B confirms that it has been utilizing the Patent free of charge since its announcement by the Intellectual Property Rights Bureau of the PRC on August 21st 2002.

3.	Party A confirms he has never transferred or pledged the Patent right nor has he licensed use of the Patent to any third party.

4.	Party A hereby confirms he grants Party B the perpetual use right for the Patent from the signing date of this Agreement free of charge and Party B shall have full right of disposal over the Patent.

5.	This Agreement is signed in two originals and shall come into effect once it is signed or stamped by both parties.

Party A: Nianfu Huo Party	B: Winner Medical & Textile Ltd. Zhuhai
(Signature)	(Official Seal)
Legal Representative: Jianquan Li
(Signature)

Date: August 5th, 2005